UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 1, 2007

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26277	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement; and
ITEM 2.01 Completion of Acquisition or Disposition of Assets

On August 1, 2007, WPCS International Incorporated (the "Company"), acquired Major Electric, Inc., a Washington corporation ("Major"). The purchase price was $3,000,000 in cash, subject to adjustment, and 80,000 shares of common stock of the Company having a value of $1,000,000. In addition, the Company shall pay an additional $2,750,000 in cash or Company common stock if Major’s earnings before interest and taxes for the year ending December 31, 2007 shall equal or exceed $1,500,000. Major was acquired pursuant to a Stock Purchase Agreement among WPCS International Incorporated, Major, Frank Mauger, James Jordan and Todd Kahl, dated as of August 1, 2007. In connection with the acquisition, Major entered into employment agreements with Frank Mauger and James Jordan, for a period of one and two years, respectively.

Major is a wireless and electrical contractor specializing in direct digital controls, security, wireless SCADA applications and wireless infrastructure services, and has completed major projects for many commercial entities.

On August 2, 2007, the Company acquired Max Engineering LLC, a Texas limited liability company ("Max"). The purchase price was $600,000 in cash, subject to adjustment, and 17,007 shares of common stock of the Company having a value of $200,000. In addition, the Company shall pay an additional: (i) $350,000 in cash or Company common stock if Max’s earnings before interest and taxes for the twelve months period ending August 1, 2008 shall equal or exceed $275,000; and (ii) $375,000 in cash or Company common stock if Max’s earnings before interest and taxes for the twelve months period ending August 1, 2009 shall equal or exceed $375,000. Max was acquired pursuant to a Membership Interest Purchase Agreement among WPCS International Incorporated, Max, Hak-Fong Ma and Robert Winterhalter, dated as of August 2, 2007. In connection with the acquisition, Max entered into employment agreements with Hak-Fong Ma and Robert Winterhalter, each for a period of two years.

Max is an engineering firm that specializes in the design of specialty communication systems and wireless infrastructure for the telecommunications, oil, gas and wind energy markets.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Stock Purchase Agreement, dated as of August 1, 2007, by and among WPCS International Incorporated, Major Electric, Inc., Frank Mauger, James Jordan and Todd Kahl

10.2	Registration Rights Agreement, dated as of August 1, 2007, by and among WPCS International Incorporated, Major Electric, Inc., Frank Mauger, James Jordan and Todd Kahl

10.3	Escrow Agreement, dated as of August 1, 2007, by and among WPCS International Incorporated, Major Electric, Inc., Frank Mauger, James Jordan, Todd Kahl and Sichenzia Ross Friedman Ference LLP

10.4	Employment Agreement, dated as of August 1, 2007, between Major Electric, Inc. and Frank Mauger

10.5	Employment Agreement, dated as of August 1, 2007, between Major Electric, Inc. and James Jordan

10.6	Membership Interest Purchase Agreement, dated as of August 2, 2007, by and among WPCS International Incorporated, Max Engineering LLC, Hak-Fong Ma and Robert Winterhalter

10.7	Registration Rights Agreement, dated as of August 2, 2007, by and among WPCS International Incorporated, Max Engineering LLC, Hak-Fong Ma and Robert Winterhalter

10.8	Escrow Agreement, dated as of August 2, 2007, by and among WPCS International Incorporated, Max Engineering LLC, Hak-Fong Ma, Robert Winterhalter and Sichenzia Ross Friedman Ference LLP

10.9	Employment Agreement, dated as of August 2, 2007, between Max Engineering LLC and Hak-Fong Ma

10.10	Employment Agreement, dated as of August 2, 2007, between Max Engineering LLC and Robert Winterhalter

99.1	Press Release, dated August 7, 2007, issued by WPCS International Incorporated.

SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: August 7, 2007	By:	/s/ ANDREW HIDALGO
Andrew Hidalgo Chief Executive Officer